EXHIBIT 32.1
CERTIFICATION BY THE
CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Robert M. Friedland, Chief Executive Officer, of Ivanhoe Energy Inc, hereby certify that:
(a) our periodic report on Form 10-K for the year ended December 31, 2008 (the “Form 10-K”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and related interpretations; and
(b) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and our results of operations.
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By:	/s/ Robert M. Friedland

Robert M. Friedland
Chief Executive Officer
Date: March 16, 2009